UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 26, 1998

                     STRUCTURED ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 1998-2 Trust


                                                       52-2082541    52-2082542
New York (governing law of           033-99598         52-2082545    52-2082548
Pooling and Servicing Agreement)     (Commission            (I.R.S. Employer
(State or other                      File Number)           Identification No.)
jurisdiction


       c/o Norwest Bank Minnesota, N.A.
       7485 New Horizon Way
       Frederick, MD                                         21703
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 26, 1998 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-2 Trust, relating to the May 26, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      STRUCTURED ASSET SECURITIES CORPORATION
              Mortgage Pass-Through Certificates, Series 1998-2 Trust

          By:   First Unional National Bank, as Trustee
          By:   /s/ Pablo de la Canal, Vice president
          By:   Pablo de la Canal, Vice president
          Date: 6/3/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Mortgage Pass-Through
                Certificates, Series 1998-2 Trust, relating to the May 26, 1998 distribution.